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                                                                  EXHIBIT 10.1



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of April ___, 2000, by and among BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, THROUGH ITS COMMERCIAL FUNDING DIVISION ("LENDER") and FIRST WAVE MARINE, INC., a Delaware corporation ("FIRST WAVE"), NEWPARK SHIPBUILDING - GALVESTON ISLAND, INC., a Texas corporation ("NEWPARK GALVESTON"), NEWPARK SHIPBUILDING - PELICAN ISLAND, INC., a Texas corporation ("NEWPARK PELICAN ISLAND"), NEWPARK SHIPBUILDING - GREENS BAYOU, INC., a Texas corporation ("NEWPARK GREENS BAYOU"), and NEWPARK SHIPBUILDING - PASADENA, INC., a Texas corporation ("NEWPARK PASADENA"), (First Wave, Newpark Galveston, Newpark Pelican Island, Newpark Greens Bayou and Newpark Pasadena being referred to individually, collectively, and jointly and severally, as "BORROWER".

                                    RECITALS

         A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated October 14, 1999 (as amended, the "AGREEMENT").

         B. Borrower and Lender desire to amend the Agreement set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         2.01 AMENDMENT TO SECTION 1. Effective as of the date hereof, Section 1.17A is hereby added to the Loan Agreement to provide as follows:

                  "1.17A `Net Income Factor' shall mean: (a) if the net income of Borrower and its Subsidiaries (inclusive of Newpark Shipbuilding - Brady Island, Inc. ("BRADY")) for any quarter as shown on the most recent financial statements furnished pursuant to Section 5.13(c)(ii) and (iii) hereof is greater than $0, then zero percent (0.00%) and (b) if the net income of Borrower and its Subsidiaries




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         (inclusive of Brady) for any quarter as shown on the most recent financial statements furnished pursuant to Section 5.13(c)(ii) and
         (iii) hereof is less than or equal to $0, then two percent (2.00%)."

         2.02 AMENDMENT TO SECTION 2.1. Effective as of the date hereof, the second sentence of Section 2.1 is hereby amended in its entirety to provide as follows:

                  "Changes in the Interest Rate shall be effective as of the date of any change in the Prime Rate or the Monday preceding any change in the Net Income Factor, as applicable."

         2.03 AMENDMENT TO SCHEDULE A. Effective as of the date hereof, Schedule A to the Agreement is hereby amended as follows:

                  (a) Section 3 of Schedule A is hereby amended by deleting said
         Section in its entirety and inserting the following in lieu thereof:

                  "3.        Interest Rates:

                             (a)     Revolving Loans:   sum of (a) Net Income
                                                        Factor; (b) 0.50%; and
                                                        (c) the Prime Rate

                             (b)     Term Loan:         sum of (a) Net Income
                                                        Factor; (b) 1.0%; and
                                                        (c) the Prime Rate"

                  (b) Section 8(a) of Schedule A is hereby amended by deleting said Section in its entirety and inserting the following in lieu thereof:


                  "(a)       Maximum Cumulative     From and after January 1,
                             Net Loss:              2000 until the Maturity
                                                    Date, Cumulative Net Losses
                                                    of the Borrower (inclusive
                                                    of Brady) less amounts
                                                    contributed as equity to the
                                                    capital of Borrower and
                                                    Brady, shall not exceed
                                                    $4,500,000. As used herein
                                                    "Cumulative Net Losses"
                                                    shall mean: (a) net income
                                                    (or net loss, as applicable)
                                                    of Borrower and Brady plus
                                                    (b) depreciation and
                                                    amortization, less (c) debt
                                                    service and any non-financed
                                                    capital expenditures plus
                                                    (d) accrued interest
                                                    attributable to the
                                                    subordinated note payable to
                                                    Newpark Shipholding L.P. due
                                                    September 3, 2003, and plus
                                                    (e) the amount of any tax
                                                    refund made to Borrower and
                                                    Brady."


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                                   ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (a) Lender shall have received (i) this Amendment, duly executed by each Borrower, and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

                  (b) The representations and warranties contained herein, in the Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) No Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically disclosed in writing by Borrower to Lender; and

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation of Borrower; (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default under the Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.


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                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         5.02 REFERENCE TO AGREEMENT. Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.03 EXPENSES OF LENDER. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

         5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


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         5.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN NEGOTIATED, EXECUTED AND DELIVERED, AND SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAW RULES) OF THE STATE OF NEW YORK.

         5.10 FINAL AGREEMENT. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         5.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS," INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


              [The Remainder of this Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                                          LENDER:

                                          BANC OF AMERICA COMMERCIAL
                                          FINANCE CORPORATION, THROUGH
                                          ITS COMMERCIAL FUNDING DIVISION


                                          By:  /s/  Josoph A. Naccarato
                                             ---------------------------------
                                          Name:    Josoph A. Naccarato
                                          Title:      Vice President

                                          BORROWER:

                                          FIRST WAVE MARINE, INC., a Delaware
                                          corporation


                                          By:  /s/   Frank R. Pierce
                                             -------------------------------
                                          Its Authorized Signatory

                                          NEWPARK SHIPBUILDING -
                                          GALVESTON ISLAND, INC., a Texas
                                          corporation


                                          By:  /s/   Suzanne B. Kean
                                             -------------------------------
                                          Its Authorized Signatory

                                          NEWPARK SHIPBUILDING -
                                          PELICAN ISLAND, INC., a Texas
                                          corporation


                                          By:  /s/   Suzanne B. Kean
                                             -------------------------------
                                          Its Authorized Signatory


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                                          NEWPARK SHIPBUILDING -
                                          GREENS BAYOU, INC., a Texas
                                          corporation


                                          By:  /s/   Suzanne B. Kean
                                             -------------------------------
                                          Its Authorized Signatory

                                          NEWPARK SHIPBUILDING -
                                          PASADENA, INC., a Texas
                                          corporation


                                          By:  /s/   Suzanne B. Kean
                                             -------------------------------
                                          Its Authorized Signatory


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